UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013

STRATUS MEDIA GROUP, INC.

NEVADA	000-24477	86-0776876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, 6th Floor

Los Angeles California 90067

(Address of principal executive offices)

(310) 526-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective May 2, 2013, Stratus Media Group, Inc. (the “Company”) entered into Debt Conversion Agreements with two holders of the Company’s promissory notes pursuant to which the holder converted promissory notes with an aggregate amount of $1,349,999 into an aggregate of 22,499,984 shares of the Company’s Common Stock. A form of Debt Conversion Agreement is attached as Exhibit 10.01 to this Form 8-K and is incorporated by reference.

Effective May 29, 2013, the Company entered into Series E Preferred Stock Conversion and Warrant Agreements with all of the holders of the Company’s Series E Preferred Stock and associated warrants pursuant to which the holders agreed to convert their shares of Series E Preferred Stock into an aggregate of 157,500,000 shares of the Company’s Common Stock and to exercise warrants which will result in the issuance of an aggregate of 102,326,388 shares of the Company’s Common Stock. A form of the Series E Preferred Stock Conversion Agreement and Warrant Exercise Agreement is attached as Exhibit 10.02 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As stated in Item 1.01 above, which information is hereby incorporated herein by this reference, effective as of May 2, 2013, the Company agreed to issue an aggregate of 22,499,984 shares of its Common Stock pursuant to Debt Conversion Agreements, and, effective as of May 29, 2013, the Company agreed to issue an aggregate of 259,826,388 shares of its Common Stock pursuant to Series E Preferred Stock Conversion and Warrant Exercise Agreements.

None of the shares have been or will be registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption from registration contained in Section 4(2) of the Act. Such shares may not be reoffered or sold in the United States by the holder in the absence of an effective registration statement or exemption from the registration requirements of the Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.01	Debt Conversion Agreement, dated as of May 2, 2013, by and among the Company and certain holders of the Company’s Promissory Notes.
10.02	Series E Preferred Stock Conversion and Warrant Exercise Agreement, dated as of May 29, 2013, by and among the Company and the holders of the Series E Preferred Stock.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2013	STRATUS MEDIA GROUP, INC. By: /s/ Jerold Rubinstein Jerold Rubinstein, Chief Executive Officer

3

Exhibit Index

Exhibit Number	Description

10.01	Debt Conversion Agreement, dated as of May 2, 2013, by and among the Company and certain holders of the Company’s Promissory Notes.

10.02	Series E Preferred Stock Conversion and Warrant Exercise Agreement, dated as of May 29, 2013, by and among the Company and the holders of the Series E Preferred Stock.

4